NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE PROSPECTUS DATED OCTOBER 29, 2010

Effective at the close of business on July 29, 2011, the fund will be closed to new investments, except for investments by the following categories of investors:

•	Existing shareholders of record as of July 29, 2011;
•	Defined contribution retirement plans that purchase shares of the fund prior to October 31, 2011;
•	Full-time and retired employees of Nuveen Investments and its affiliates as well as their immediate family members;
•	Officers, trustees, and former trustees of the Nuveen Funds; and
•	Benefit plans sponsored by Nuveen Investments or its affiliates.

The fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the fund.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS FOR FUTURE REFERENCE

MGN-NWQP-0511P

NUVEEN GROWTH ALLOCATION FUND

NUVEEN MODERATE ALLOCATION FUND

NUVEEN CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE PROSPECTUS DATED OCTOBER 29, 2010

David R. Cline and James A. Colon, CFA, have been appointed co-portfolio managers of the fund. John Simmons, CFA, Managing Director and Portfolio Manager at Nuveen Investment Solutions, the fund’s sub-adviser, remains portfolio manager of the fund.

David R. Cline, Vice President of Nuveen Asset Management, entered the financial services industry when he joined FAF Advisors, Inc. in 1989. He joined Nuveen Asset Management on January 1, 2011 in connection with the acquisition of FAF’s long-term asset management business by Nuveen Investments.

Mr. Colon is Vice President, Portfolio Manager and Senior Quantitative Analyst for Nuveen Asset Management, LLC and Nuveen HydePark Group, LLC. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to his current position, Mr. Colon was a Vice President and Portfolio Manager at Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. Mr. Colon is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLOP-0511P